Fourth Quarter 2023 Supplemental EXHIBIT 99.2

2 FORWARD-LOOKING STATEMENTS Certain statements contained in this supplemental, filed in conjunction with the Fourth Quarter 2023 Earnings Press Release, including statements relating to American Healthcare REIT, Inc.’s (the ”Company”) expectations regarding its portfolio growth, interest expense savings, balance sheet, net income per share, FFO per share, NFFO per share, total portfolio SS NOI growth, occupancy, NOI growth, revenue growth, and margin expansion, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward- looking statements contained in those acts. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “can,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “possible,” “initiatives,” “focus,” “seek,” “objective,” “goal,” “strategy,” “plan,” “potential,” “potentially,” “preparing,” “projected,” “future,” “long-term,” “once,” “should,” “could,” “would,” “might,” “uncertainty,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the Securities and Exchange Commission (“SEC”). Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of, and assumptions made by, the Company's management and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied therein, including, without limitation, risks disclosed in the Company’s periodic reports as filed with the SEC. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements contained in this release. Disclaimers

3 Our Properties (as of 12/31/2023) (1) Bed/Units not reported for Outpatient Medical. Square Feet GLA in thousands shown instead. (2) ISHC and SHOP occupancies are quarter average, while Outpatient Medical and Triple-Net Leased Properties are quarter end spot occupancy. (3) Represents all property at pro-rata ownership, including ISHC, at 74.1% pro-rata share. (4) See reconciliations in the appendix of this presentation. Note: Except as otherwise noted, all data herein is presented on a consolidated basis. (dollars in thousands) Outpatient Medical 27.1% SHOP 8.4% ISHC 48.7% Triple-Net Leased Properties 13.2% Debt Security Investment 2.6% PRO-RATA ANNUALIZED NOI BREAKDOWN Number of Buildings/ Campuses Beds/Units(1) Leased % (2) Wtd Avg Lease Term (years) Annualized Cash NOI Annualized Cash NOI Integrated Senior Health Campuses (ISHC) 125 12,892 85.0% - 149,724$ 48.7% 202,160$ 56.0% Outpatient Medical 88 4,448 89.2% 5.2 83,252 27.1% 83,596 23.2% Senior Housing Operating Properties (SHOP) 55 4,453 80.4% - 25,844 8.4% 26,076 7.2% Triple-Net Leased Properties 28 2,599 100.0% 10.6 40,496 13.2% 41,240 11.4% Debt Security Investment - - - - 8,044 2.6% 8,044 2.2% Total 296 6.6 307,360$ 100.0% 361,116$ 100.0% Pro-Rata (3)(4) Consolidated (4)

Integrated Senior Health Campuses (ISHC)

(dollars in thousands and Pro-Rata)

Total Portfolio	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	2022	2023
Properties	120	122	123	125	125	-	-
IL/AL/MC units	3,997	4,034	4,025	3,985	4,082	3,997	4,082
SNF beds	5,401	5,447	5,393	5,357	5,466	5,401	5,466
Pro-Rata total beds/units	9,398	9,481	9,418	9,342	9,548	9,398	9,548
Average occupancy	84.3%	84.2%	84.8%	86.2%	85.0%	81.8%	85.0%
Revenues [1]	$ 264,645	$ 267,940	$ 268,744	$ 275,732	$ 285,117	$ 929,249	$ 1,097,533
Operating expenses	231,786	236,054	236,248	241,947	247,686	820,873	961,935
Cash NOI [1][2]	$ 32,859	$ 31,886	$ 32,496	$ 33,785	$ 37,431	$ 108,376	$ 135,598
Cash NOI margin %	12.4%	11.9%	12.1%	12.3%	13.1%	11.7%	12.4%
Maintenance Capex	$ 2,331	$ 3,408	$ 3,904	$ 2,763	$ 2,385	$ 10,906	$ 12,460

Same-Store	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q4 2023 vs Q4 2022	2022	2023	2023 vs 2022
Properties	85	85	85	85	85		85	85	
Consolidated beds/units	8,565	8,613	8,511	8,449	8,626		8,534	8,549	
Pro Rata beds/units	6,343	6,379	6,303	6,258	6,389		6,321	6,332	
Average occupancy	84.9%	84.9%	85.9%	86.6%	85.5%	68 bps	82.7%	85.7%	301 bps
Same-Store revenues [1][2]	$ 141,510	$ 142,439	$ 142,795	$ 145,629	$ 149,924	5.9%	$ 528,951	$ 580,787	9.8%
Same-Store operating expenses	119,523	122,024	120,936	123,555	124,878	4.5%	450,518	491,393	9.1%
Compensation	75,911	78,480	79,075	81,728	82,929	9.2%	286,456	322,212	12.5%
Controllable [3]	39,179	39,178	37,582	37,379	37,605	(4.0%)	147,008	151,744	3.2%
Non-Controllable [4]	4,433	4,366	4,279	4,448	4,344	(2.0%)	17,054	17,437	2.2%
Same-Store NOI [1][2]	$ 21,987	$ 20,415	$ 21,859	$ 22,074	$ 25,046	13.9%	$ 78,433	$ 89,394	14.0%
Same-Store NOI margin %	15.5%	14.3%	15.3%	15.2%	16.7%	117 bps	14.8%	15.4%	56 bps

(1) Excludes Grant Income.
(2) See reconciliations in the appendix of this presentation.
(3) Controllable expenses include utilities, food, repairs and maintenance, and other operating expenses.
(4) Non-Controllable expenses include property taxes and insurance.

American Healthcare REIT

4

5 ISHC Revenue per Payor and Bed Type Q4 22 Q4 23 Q4 22 Q4 23 Q4 22 Q4 23 Private 322.40$ 362.67$ 12.4% 12.1% 13.1% 13.6% Managed Care / Insurance 368.56 389.82 0.3% 0.4% 0.4% 0.5% Medicaid 264.84 305.19 24.3% 24.2% 21.1% 22.8% Hospice Medicaid 283.34 297.08 3.9% 4.0% 3.6% 3.6% Medicare 644.31 651.96 14.1% 12.0% 29.7% 24.1% Medicare Advantage 523.21 536.78 3.8% 4.8% 6.6% 8.0% Total Skilled Nursing 386.54$ 408.90$ 58.8% 57.5% 74.5% 72.6% Total Senior Housing 159.97$ 175.41$ 41.2% 42.5% 21.6% 23.0% Ancillary Revenue 11.93$ 14.28$ 0.0% 0.0% 3.9% 4.4% Total, Including Ancillary Revenue 305.14$ 323.91$ 100.0% 100.0% 100.0% 100.0% Quality Mix 71.8% 71.8% 75.3% 73.5% % of Resident Days % of RevenueAverage Daily Rate

Outpatient Medical

(dollars and square footage in thousands, except revenue per square foot and Cash NOI per square foot; dollars are Pro-Rata)

Total Portfolio	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	2022	2023
Properties	104	104	93	90	88	-	-
Consolidated GLA (sq ft)	4,964	4,963	4,744	4,517	4,448	4,964	4,448
Spot occupancy	89.0%	88.7%	89.7%	89.7%	89.2%	89.0%	89.2%
Revenues	$ 36,285	$ 36,823	$ 36,153	$ 35,016	$ 32,815	$ 144,421	$ 140,807
Operating expenses	13,727	14,038	13,468	13,306	12,002	54,614	52,814
Cash NOI [(1)]	$ 22,558	$ 22,785	$ 22,685	$ 21,710	$ 20,813	$ 89,807	$ 87,993
Cash NOI margin %	62.2%	61.9%	62.7%	62.0%	63.4%	62.2%	62.5%
Revenues per square foot	$ 29.37	$ 29.81	$ 30.63	$ 31.18	$ 29.68	$ 29.23	$ 31.84
Cash NOI per square foot	$ 18.26	$ 18.45	$ 19.22	$ 19.33	$ 18.82	$ 18.18	$ 19.89
Maintenance Capex	$ 9,594	$ 2,719	$ 7,153	$ 4,518	$ 5,121	$ 21,962	$ 19,511

Same-Store	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q4 2023 vs Q4 2022	2022	2023	2023 vs 2022
Properties	88	88	88	88	88		88	88	
Consolidated GLA (sq ft)	4,432	4,431	4,431	4,449	4,448		4,432	4,448	
Spot occupancy	89.3%	88.9%	89.6%	89.7%	89.2%	(9 bps)	89.3%	89.2%	(9 bps)
Same-Store revenues [(1)]	$ 32,371	$ 33,008	$ 33,160	$ 33,655	$ 32,783	1.3%	$ 128,431	$ 132,606	3.3%
Same-Store operating expenses	12,018	12,409	12,189	12,687	11,971	(0.4%)	47,691	49,256	3.3%
Same-Store NOI [(1)]	$ 20,353	$ 20,599	$ 20,971	$ 20,968	$ 20,812	2.3%	$ 80,740	$ 83,350	3.2%
Same-Store NOI margin %	62.9%	62.4%	63.2%	62.3%	63.5%	61 bps	62.9%	62.9%	(1 bps)
Same-Store revenue per square foot	$ 29.37	$ 29.95	$ 30.09	$ 30.44	$ 29.65		$ 29.13	$ 29.98	
Same-Store NOI per square foot	$ 18.46	$ 18.69	$ 19.03	$ 18.96	$ 18.82		$ 18.31	$ 18.84	

(1) See reconciliations in the appendix of this presentation.

American Healthcare REIT 6

7 Trailing 12-month Retention 83.5% Outpatient Medical (as of 12/31/2023) (dollars and square footage in thousands) Tenants ABR on a Pro-Rata Basis % S&P Credit Rating Christus Good Shepherd Health System 7,450$ 7.5% A+ Mercy Health 4,461 4.5% A+ Prime Healthcare 4,041 4.1% B- Montefiore Medical Center 2,364 2.4% BBB- Atrius Health, Inc. 2,205 2.2% BBB Remaining Portfolio 78,191 79.3% Total 98,712$ 100.0% Absorption Occupied Square Feet as of December 31, 2022 4,419 Expirations (494) Renewals 401 New leases 168 Terminations (71) Adjustment/remeasurement 14 Dispositions (470) Occupied Square Feet as of December 31, 2023 3,967 Square Feet % On-Campus/Adjacent 1,946 43.8% Off-Campus Affiliated 1,402 31.5% Unaffiliated 1,100 24.7% Total 4,448 100.0%

8 Outpatient Medical (as of 12/31/2023) (dollars and square footage in thousands) (1) Includes future leases. (2) Amount is based on the total ABR expiring in the applicable year. Year # of Expiring Leases Total Sq. Ft. (1) % of GLA ABR (2) % of Total ABR Average Rent per Sq. Ft. 2024 113 532 13.4% 12,814$ 11.3% 24.09$ 2025 75 577 14.5% 15,782 14.0% 27.35 2026 45 211 5.3% 4,947 4.4% 23.45 2027 57 402 10.1% 11,036 9.8% 27.45 2028 59 523 13.1% 15,099 13.4% 28.87 Thereafter 165 1,739 43.6% 53,378 47.1% 30.69 Total 514 3,984 100.0% 113,056$ 100.0% 28.38$

Senior Housing Operating Properties (SHOP)

(dollars in thousands, except RevPOR, and Pro-Rata)

Total Portfolio	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	2022	2023
Properties	51	51	47	46	55	-	-
IL/AL/MC units	4,731	4,702	4,008	3,929	4,318	4,731	4,318
SNF beds	-	135	135	135	135	-	135
Total beds/units	4,731	4,837	4,143	4,064	4,453	4,731	4,453
Average occupancy	76.1%	75.7%	76.8%	79.3%	80.4%	73.7%	78.0%
Revenues [1]	$ 40,922	$ 46,481	$ 47,409	$ 43,635	$ 48,050	$ 155,879	$ 185,575
Operating expenses [1]	38,238	41,619	43,491	38,831	41,589	146,521	165,530
Cash NOI [1][4]	$ 2,684	$ 4,862	$ 3,918	$ 4,804	$ 6,461	$ 9,358	$ 20,045
Cash NOI margin %	6.6%	10.5%	8.3%	11.0%	13.4%	6.0%	10.8%
RevPOR	$ 4,231	$ 4,224	$ 4,443	$ 4,529	$ 4,631	$ 4,284	$ 4,452
Maintenance Capex	$ 488	$ 326	$ 839	$ 217	$ 793	$ 1,568	$ 2,175

Same-Store	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q4 2023 vs Q4 2022	2022	2023	2023 vs 2022
Properties	36	36	36	36	36		36	36	
Consolidated beds/units	2,941	2,941	2,941	2,941	2,940		2,943	2,941	
Average occupancy	77.4%	77.2%	77.9%	78.7%	81.5%	415 bps	76.3%	78.8%	259 bps
Same-Store revenues [1][4]	$ 31,425	$ 32,003	$ 32,346	$ 32,197	$ 33,452	6.5%	$ 124,028	$ 129,998	4.8%
Same-Store operating expenses [1]	28,381	28,340	27,599	27,766	29,041	2.3%	110,466	112,746	2.1%
Compensation	17,300	16,574	16,194	16,281	16,817	(2.8%)	65,610	65,866	0.4%
Controllable [2]	9,111	9,603	9,115	9,222	10,020	10.0%	36,647	37,960	3.6%
Non-Controllable [3]	1,970	2,163	2,290	2,263	2,204	11.9%	8,209	8,920	8.7%
Same-Store NOI [1][4]	$ 3,044	$ 3,663	$ 4,747	$ 4,431	$ 4,411	44.9%	$ 13,562	$ 17,252	27.2%
Same-Store NOI margin %	9.7%	11.4%	14.7%	13.8%	13.2%	350 bps	10.9%	13.3%	234 bps
RevPOR	$ 4,666	$ 4,759	$ 4,772	$ 4,697	$ 4,712	1.0%	$ 4,666	$ 4,734	1.4%

(1) Excludes Grant Income and COVID subsidies.
(2) Controllable expenses include utilities, food, repairs and maintenance, and other operating expenses.
(3) Non-Controllable expenses include property taxes and insurance.
(4) See reconciliations in the appendix of this presentation.

American Healthcare REIT

9

10 SHOP & ISHC Partners (as of 12/31/2023) (1) AHR owns 74.1% of Trilogy managed campuses except for two in Wisconsin, which are 100% wholly-owned. AHR owns 75.4% as of 2/1/2024. (2) Omega Senior Living’s remaining 2 buildings transitioned to Heritage Communities on 3/1/2024. Partner/Operator State Number of Buildings/Campuses Consolidated Beds/Units Pro-Rata Share Beds/Units Trilogy Management Services (1) KY,IN,MI,OH,WI 127 13,143 9,799 Senior Solutions Management Group AR,MS,TX,LA,MO 19 1,596 1,563 Priority Life Care IN, MI 15 1,042 1,042 Cogir Senior Living NC,CA,UT 12 693 693 Heritage Senior Living PA,VA 5 651 651 Omega Senior Living (2) NE 2 220 220 Total 180 17,345 13,968

Triple-Net Leased

(dollars in thousands and Pro-Rata)

Total Portfolio	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	2022	2023
Properties	39	37	37	37	28	-	-
AL/MC beds/units	928	928	928	928	538	928	538
SNF beds	2,315	2,061	2,061	2,061	2,061	2,315	2,061
Total beds/units	3,243	2,989	2,989	2,989	2,599	3,243	2,599
Average operator occupancy [1][2]	83.7%	85.8%	86.4%	86.3%	87.4%	84.2%	86.5%
Revenues	$ 11,661	$ 11,732	$ 11,299	$ 11,470	$ 10,726	$ 46,680	$ 45,227
Debt security investment	1,944	1,970	2,045	2,014	2,011	7,817	8,040
Operating expenses	738	788	686	874	602	3,147	2,950
Cash NOI [3]	$ 12,867	$ 12,914	$ 12,658	$ 12,610	$ 12,135	$ 51,350	$ 50,317
Cash NOI margin %	94.6%	94.2%	94.9%	93.5%	95.3%	94.2%	94.5%

Same-Store	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q4 2023 vs Q4 2022	2022	2023	2023 vs 2022
Properties	28	28	28	28	28		28	28	
Consolidated beds/units	2,599	2,599	2,599	2,599	2,599		2,602	2,599	
Average operator occupancy [1]	86.9%	88.3%	89.1%	89.1%	90.1%	319 bps	87.2%	89.1%	197 bps
Same-Store revenues [3]	$ 9,770	$ 9,927	$ 9,930	$ 10,103	$ 10,154	3.9%	$ 39,250	$ 40,114	2.2%
Same-Store operating expenses	515	636	588	579	575	11.7%	2,260	2,378	5.2%
Same-Store NOI [3]	$ 9,255	$ 9,291	$ 9,342	$ 9,524	$ 9,579	3.5%	$ 36,990	$ 37,736	2.0%
Same-Store NOI margin %	94.7%	93.6%	94.1%	94.3%	94.3%	(39 bps)	94.2%	94.1%	(17 bps)

(1) Facilities are 100% triple-net leased and operators' occupancies are one quarter in arrears and excludes hospitals.
(2) Occupancy includes properties that transitioned to SHOP until the transition date.
(3) See reconciliations in the appendix of this presentation.

American Healthcare REIT 11

Triple-Net Leased Rent Payment Coverage Stratification[1]

Contribution to Pro-Rata AHR Cash NOI at each Coverage Stratification for Q4 2023

Tenant EBITDAR Rent Coverage

Coverage	Senior Housing-Leased	SNFs	Hospital	Total	Weighted Average Maturity (years)	Number of Leases
< 0.80x	-	0.2%	2.3%	2.5%	13.2	2
0.80x - 0.89x	1.5%	-	-	1.5%	22.1	1
0.90x - 0.99x	-	2.7%	-	2.7%	8.1	1
1.00x - 1.09x	0.8%	-	-	0.8%	8.4	1
1.10x - 1.19x	-	-	-	-	-	-
1.20x - 1.29x	-	-	-	-	-	-
1.30x - 1.39x	-	2.8%	-	2.8%	9.8	1
1.40x - 1.49x	-	-	-	-	-	-
1.50x - 1.59x	-	1.6%	-	1.6%	6.8	1
1.60x - 1.69x	-	-	-	-	-	-
1.70x - 1.79x	-	-	-	-	-	-
1.80x - 1.89x	-	-	-	-	-	-
1.90x - 1.99x	-	-	-	-	-	-
> 2.00x	-	-	0.5%	0.5%	9.9	1
Total	**2.3%**	**7.3%**	**2.8%**	**12.4%**	**10.6**	**8**
Segment Rent Coverage[2]	**0.97x**	**1.22x**	**1.76x**	**1.30x**		
Tenant Occupancy	**84.9%**	**91.5%**	**N/A**	**90.1%**		

Tenant EBITDARM Rent Coverage

Coverage	Senior Housing-Leased	SNFs	Hospital	Total	Weighted Average Maturity (years)	Number of Leases
< 0.80x	-	-	2.3%	2.3%	13.4	1
0.80x - 0.89x	-	-	-	-	-	-
0.90x - 0.99x	-	-	-	-	-	-
1.00x - 1.09x	-	-	-	-	-	-
1.10x - 1.19x	1.5%	0.2%	-	1.7%	20.7	2
1.20x - 1.29x	0.8%	-	-	0.8%	8.4	1
1.30x - 1.39x	-	-	-	-	-	-
1.40x - 1.49x	-	2.7%	-	2.7%	8.1	1
1.50x - 1.59x	-	-	-	-	-	-
1.60x - 1.69x	-	-	-	-	-	-
1.70x - 1.79x	-	-	-	-	-	-
1.80x - 1.89x	-	2.8%	-	2.8%	9.8	1
1.90x - 1.99x	-	1.6%	-	1.6%	6.8	1
> 2.00x	-	-	0.5%	0.5%	9.9	1
Total	**2.3%**	**7.3%**	**2.8%**	**12.4%**	**10.6**	**8**
Segment Rent Coverage[2]	**1.19x**	**1.67x**	**1.98x**	**1.65x**		
Tenant Occupancy	**84.9%**	**91.5%**	**N/A**	**90.1%**		

(1) Represents trailing twelve-month coverage metrics as of September 30, 2023. Percentages are based of consolidated AHR Cash NOI for the three months ended December 31, 2023. Excludes Vista Springs from Triple-Net Leased Properties, which transitioned to SHOP as of November 1, 2023.
(2) Represents combined coverage metrics for all leases within each segment and total portfolio.

American Healthcare REIT

12

13 Revenue and Lease Expiration(1) (as of 12/31/2023) (dollars in thousands) (1) Excludes ISHC and SHOP. (2) Amount is based on the total ABR expiring in the applicable year. Month-to-month leases are included as expirations in 2024. (3) Represents interest income from debt security investment. MED HOP H3DUK SENS F RID Year 2024 12,814$ 11.3% -$ 0.0% -$ 0.0% 12,814$ 7.8% 2025 15,782 14.0% - 0.0% 4,011 100.0% 19,793 12.1% 2026 4,947 4.4% - 0.0% - 0.0% 4,947 3.0% 2027 11,036 9.8% - 0.0% - 0.0% 11,036 6.7% 2028 15,099 13.4% - 0.0% - 0.0% 15,099 9.2% Thereafter 53,378 47.1% 46,867 100.0% - 0.0% 100,245 61.2% Total 113,056$ 100.0% 46,867$ 100.0% 4,011$ 100.0% 163,934$ 100.0% ABR of Expiring Leases (2) as % of Total ABR TotalOM Triple-Net Leased Interest Income (3)

14 Debt Maturities and Principal Payments (as of 12/31/2023) (1) We amended our line of credit on February 14, 2024. As a result, $364,900,000 from our revolving lines of credit mature in 2028. (2) Interest rates reflects two in place swap derivatives for $275M each that mature on January 19, 2026 with strike at 4.41% and 3.74%. (3) Excludes variable-rate debt with interest rate swaps in place. (dollars in thousands) Period % of Combined Pro-Rata Debt Weighted Average Interest Rate (2) 2024 $ - $ 311,445 $ (56,489) $ 254,956 11.4% 7.29% 2025 309,823 166,853 (93,883) 382,793 17.3% 6.85% 2026 364,900 171,432 (15,818) 520,514 23.5% 6.00% 2027 550,000 50,175 (12,694) 587,481 26.5% 5.67% 2028 - 16,421 (3,986) 12,435 0.6% 3.32% Thereafter - 609,987 (150,844) 459,143 20.7% 3.79% Total $ 1,224,723 $ 1,326,313 $ (333,714) $ 2,217,322 100.0% Weighted Interest Rate (2) 6.81% 4.72% 5.61% 5.74% Weighted average maturity (years) 2.3 15.1 15.0 8.0 Percent variable-rate debt(3) 55.1% 25.3% 44.8% 38.8% Debt maturing after 2028 has a weighted average maturity date of November 2051 (28 Years). Lines of Credit and Term Loan (1) Mortgage Loans Payable Noncontrolling Interests' Share of Mortgage Loans Payable, Lines of Credit and Term Loan Combined Pro-Rata Debt

15 Full Year 2023 Real Estate Acquisitions and Dispositions (1) Ownership percentage as of December 31, 2023. (2) Gross proceeds include noncontrolling interests’ share as applicable. (dollars and square footage in thousands) Acquisitions Reportable Segment Number of Buildings/ Campuses Units/Beds Ownership Percentage(1) Purchase Price Pro Rata Purchase Price Average Cost per Unit/Bed Integrated Senior Health Campuses 1 65 74.1% 11,000$ 8,147$ 169$ Integrated Senior Health Campuses - Lease buyouts 3 246 74.1% 32,883$ 24,354$ 134$ Dispositions Reportable Segment Number of Buildings/ Campuses Units/Beds/GLA Gross Proceeds(2) Property Debt SHOP 6 918 53,530$ $ — Outpatient Medical 16 533 141,110$ (26,856)$

16 2024 Guidance(1) (1) Company's guidance constitutes forward-looking statements within the meaning of the federal securities laws and is based on a number of assumptions that are subject to change and many of which are outside of the Company's control. Actual results may differ materially from the Company's expectations depending on factors discussed herein and in the Company's filings with the Securities and Exchange Commission. Totals may not add due to rounding. See reconciliations in the appendix of this presentation. (2) Amounts presented net of noncontrolling interests' share and AHR's share of unconsolidated entities. FFO Attributable to Common Stockholders Projected FY 2024 Total Portfolio Same -Store NOI Growth • 5.0% - 7.0% (dollars in millions, except per share) Low High Low High Net income attributable to common stockholders (4.15)$ 3.19$ (0.03)$ 0.03$ Depreciation and amortization (2) 147.26 147.26 1.16 1.16 NAREIT FFO attributable to common stockholders 143.11$ 150.45$ 1.13$ 1.19$ Amortization of other intangible assets/liabities (2) 1.66 1.66 0.01 0.01 Change in deferred rent(2) (0.42) (0.42) (0.00) (0.00) Non-cash impact of changes to equity plan (2) 6.04 6.04 0.05 0.05 Other adjustments (0.80) (0.80) (0.01) (0.01) Normalized FFO attributable to common stockholders 149.58$ 156.92$ 1.18$ 1.24$ Weighted average diluted shares (in millions) 126.6 126.6 FY 2024 FY 2024 - per share

Components of NAV[1]

Segment		# of Buildings/ Campus	SQ FT	Total Beds/Units	Q4 2023 Cash NOI [2]	Q4 2023 Annualized Cash NOI [2]
ISHC		125	6,838	9,548	$ 37,431	$ 149,724
Outpatient Medical		84	4,230		20,031	80,124
SHOP - Grouped by Avg Occupancy						
	>80%	33	2,242	2,861	5,706	22,824
	60%-80%	9	848	844	934	3,736
	<60%	12	593	693	(852)	(3,408)
Triple-Net Leased Properties [3]		27	1,381	2,599	9,220	36,880
Total		290	16,132	16,545	$ 72,470	$ 289,880

Comments:

- Paid down ~$721 million of outstanding debt with an interest rate of 7.53% subsequent to quarter ended December 31, 2023.
- As of February 16, 2024, the Company had $747 million outstanding of its lines of credit and term loan.
- As of February 1, 2024, the Company owns 75.4% of Trilogy managed campuses.
- As of March 15, 2024, the total shares and OP units outstanding were 135,099,943.

	Consolidated			Pro-Rata			Weighted Avg. Rate Pro-Rata		
Obligations (Outstanding principal balance as of 12/31/23 at AHR & OP Unit share)	AHR	ISHC	Total	AHR	ISHC	Total	AHR	ISHC	Total
Mortgage Debt	$ 393,550	$ 932,763	$ 1,326,313	$ 382,119	$ 690,838	$ 1,072,957	4.45%	4.83%	4.70%
Revolving LOC	364,900	309,823	674,723	364,900	229,466	594,366	7.11%	8.20%	7.53%
Term Loan	550,000	-	550,000	550,000	-	550,000	5.83%		5.83%
Total Debt	$ 1,308,450	$ 1,242,586	$ 2,551,036	$ 1,297,019	$ 920,304	$ 2,217,323			
Cash, cash equivalents and restricted cash pertaining to debt	(33,154)	(56,173)	(89,327)	(32,943)	(41,604)	(74,547)			
Net Debt	$ 1,275,296	$ 1,186,413	$ 2,461,709	$ 1,264,076	$ 878,700	$ 2,142,776			
Other tangible liabilities, net:									
Accounts payable & accrued liabilities	78,034	163,252	241,286	77,725	120,910	198,635			
Other	20,212	28,220	48,432	20,047	20,901	40,948			
Other tangible liabilities, net	98,246	191,472	289,718	97,772	141,811	239,583			
Financing	-	41,656	41,656	-	30,852	30,852			
Lease obligations	16,855	208,647	225,502	16,855	154,531	171,386			
Net obligations	$ 1,390,397	$ 1,628,188	$ 3,018,585	$ 1,378,703	$ 1,205,894	$ 2,584,597			
Other Assets									
Debt security investment	$ 86,447	$ -	$ 86,447	$ 86,447	$ -	$ 86,447			
Other tangible assets:									
Accounts receivable	14,631	170,748	185,379	14,512	126,462	140,974			
Capital expenditures	10,852	30,908	41,760	10,848	22,892	33,740			
Inventory	-	19,472	19,472	-	14,422	14,422			
Other	7,056	23,155	30,211	7,034	17,149	24,183			
Total other tangible assets	32,539	244,283	276,822	32,394	180,925	213,319			
Sold assets/assets expected to be sold	63,863	-	63,863	63,863	-	63,863			
Total other assets	$ 182,849	$ 244,283	$ 427,132	$ 182,704	$ 180,925	$ 363,629			
Common Shares & OP Units Outstanding									
Total Shares			66,226,176			66,226,176			
Total OP units			3,501,976			3,501,976			
Total Shares and Units			69,728,152			69,728,152			

(1) Dollars and square feet in thousands. Dollars, square feet and beds/units are at AHR pro rata ownership as of 12/31/2023.
(2) Cash NOI is adjusted to exclude nonrecurring items.
(3) Excludes interest income from debt security investment.

American Healthcare REIT
17

18 Fourth Quarter 2023 Supplemental Appendix Non-GAAP Reconciliations and Defined Terms

FFO / NFFO Reconciliation[1]

(dollars in thousands, except per share)

	QTD		YTD	
	Q4 2022	Q4 2023	2022	2023
Net loss	$ (49,300)	$ (30,959)	$ (73,383)	$ (76,887)
Depreciation and amortization related to real estate – consolidated properties	45,220	43,922	167,860	182,452
Depreciation and amortization related to real estate – unconsolidated entities	59	147	1,102	401
Impairment of real estate investments – consolidated properties	15,388	1,389	54,579	13,899
Gain on dispositions of real estate investments, net – consolidated properties	(2,685)	(2,695)	(5,481)	(32,472)
Net loss (income) attributable to noncontrolling interests	1,769	3,534	(7,919)	5,418
Gain on re-measurement of previously held equity interests	-	-	(19,567)	(726)
Depreciation, amortization, impairments, net gain on dispositions and gain on re-measurements - noncontrolling interests	(7,704)	(6,846)	(22,614)	(26,518)
NAREIT FFO attributable to controlling interest	**$ 2,747**	**$ 8,492**	**$ 94,577**	**$ 65,567**
Business acquisition expenses	2,227	3,551	4,388	5,795
Amortization of above- and below-market leases	692	(2,489)	2,596	9,744
Amortization of closing costs – debt security investments	63	74	237	278
Change in deferred rent	(22)	(89)	(3,355)	1,149
Non-cash impact of changes to equity instruments	1,250	1,377	3,909	5,621
Capitalized interest	(28)	(36)	(150)	(163)
Loss on debt extinguishments	128	-	5,166	345
Loss (gain) in fair value of derivative financial instruments	-	9,126	(500)	926
Foreign currency (gain) loss	(3,483)	(1,935)	5,206	(2,307)
Impairment of intangible assets and goodwill	23,277	10,520	23,277	10,520
Adjustments for unconsolidated entities	(49)	38	113	(321)
Adjustments for noncontrolling interests	(1,452)	(3,810)	(3,530)	(4,786)
Normalized FFO (NFFO) attributable to controlling interest	**$ 25,350**	**$ 24,819**	**$ 131,934**	**$ 92,368**
NAREIT FFO per share	$ 0.04	$ 0.13	$ 1.44	$ 0.99
NFFO per share	$ 0.38	$ 0.38	$ 2.00	$ 1.40
Distributions paid to common stockholders	$ 26,425	$ 16,599	$ 87,934	$ 76,284
Weighted average common shares outstanding – basic and diluted	66,023,570	66,079,343	65,807,868	66,047,114

(1) Totals may not add due to rounding.

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20 EBITDA Reconciliation (dollars in thousands) YTD 2023 Net loss $ (30,959) $ (76,887) Adjustments: Loss from unconsolidated entities 794 1,718 Interest expense (including amortization of deferred financing costs, debt discount/premium and loss on debt extinguishments) 41,185 163,191 Income tax (benefit) expense (112) 663 Depreciation and amortization (including amortization of above/below market leases and right-of-use assets and accretion of lease liabilities) 42,064 194,732 Straight line rent (584) (3,480) Foreign currency gain (1,935) (2,307) Gain in fair value of derivative financial instruments 9,126 926 Impairments on real estate assets investments 1,389 13,899 Impairments on intangible asset 10,520 10,520 EBITDA $ 71,488 $ 302,975 Non-cash stock-based compensation expense 1,377 5,621 Business acquisition expenses 3,551 5,795 Gain on dispositions of real estate investments (2,695) (32,472) Non-recurring one-time items (1,644) (1,029) Adjusted EBITDA $ 72,077 $ 280,890 Q4 2023

21 Coverage Ratios and Net Debt Reconciliation (1) (1) The details of the Adjusted proforma EBITDA calculation can be found on the previous page. (2) Non-cash interest expense includes amortization of loan fees and above and below-market debt. (3) Adjusted EBITDA Interest Coverage ratio calculated as period Adjusted EBITDA divided by Total Interest. Adjusted EBITDA Fixed Charges Coverage ratio calculated as period Adjusted EBITDA divided by Total Fixed Charges. (dollars in thousands) YTD 2023 Interest Coverage Ratios Interest Expense $ 41,185 $ 163,191 Capitalized Interest 36 163 Non-Cash Interest Expense(2) (3,149) (11,189) Total Interest $ 38,072 $ 152,165 Interest Coverage Ratio(3) 1.9X 1.8X Fixed Charges Coverage Ratios Total Interest $ 38,072 $ 152,165 Secured Debt Principal Amortization 3,358 17,970 Total Fixed Charges $ 41,430 $ 170,135 Fixed Charge Coverage Ratio(3) 1.7X 1.7X Total debt $ 2,551,036 Adjustments: Cash and cash equivalents (43,445) Restricted cash pertaining to debt (45,882) Net debt $ 2,461,709 Net Debt / Annualized Adjusted EBITDA 8.5X 8.8X Q4 2023

22 Same-Store Property Reconciliation (1) Includes two Central Wisconsin properties that transitioned from SNF to SHOP on March 1, 2023 and nine Michigan properties that transitioned from Triple-Net Leased to SHOP on November 1, 2023. (2) ISHC includes 12 expansions, nine investment developments, one development start up and one adjacent OM property. For the Quarter Ended 12/31/2023 Integrated Senior Health Campuses Outpatient Medical SHOP Triple-Net Leased Properties Total properties 125 88 55 28 Recent acquisition/development conversions (17) - (7) - Non-Core Properties - - (1) - Transitions (1) - - (11) - Other (2) (23) - - - Same-Store properties 85 88 36 28 For the Year Ended 12/31/2023 Integrated Senior Health Campuses Outpatient Medical SHOP Triple-Net Leased Properties Total properties 125 88 55 28 Recent acquisition/development conversions (17) - (7) - Non-Core Properties - - (1) - Transitions (1) - - (11) - Other (2) (23) - - - Same-Store properties 85 88 36 28

Cash NOI Reconciliation

(dollars in thousands)

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	2022	2023
Net loss	$ (49,300)	$ (27,615)	$ (11,867)	$ (6,446)	$ (30,959)	$ (73,383)	$ (76,887)
General and administrative	11,745	13,053	11,774	11,342	11,341	43,418	47,510
Business acquisition expenses	2,227	332	888	1,024	3,551	4,388	5,795
Depreciation and amortization	45,253	44,670	44,701	49,273	43,960	167,957	182,604
Interest expense	34,762	39,011	40,990	42,005	41,185	105,956	163,191
Loss (gain) in fair value of derivative financial instrument	-	195	(4,993)	(3,402)	9,126	(500)	926
(Gain) loss on dispositions of real estate investments	(2,685)	132	2,072	(31,981)	(2,695)	(5,481)	(32,472)
Impairment of real estate investments	15,388	-	-	12,510	1,389	54,579	13,899
Impairment of intangible assets and goodwill	23,277	-	-	-	10,520	23,277	10,520
Loss (income) from unconsolidated entities	273	306	113	505	794	(1,407)	1,718
Gain on re-measurement of previously held equity interest	-	(726)	-	-	-	(19,567)	(726)
Foreign currency (gain) loss	(3,483)	(1,008)	(1,068)	1,704	(1,935)	5,206	(2,307)
Other income	(665)	(1,608)	(2,589)	(1,755)	(1,649)	(3,064)	(7,601)
Income tax expense (benefit)	87	143	348	284	(112)	586	663
Total NOI	$ 76,879	$ 66,885	$ 80,369	$ 75,063	$ 84,516	$ 301,965	$ 306,833
Grant Income	(2,959)	-	(6,381)	(1,064)	(30)	(25,675)	(7,475)
Total NOI (excluding Grant Income)	$ 73,920	$ 66,885	$ 73,988	$ 73,999	$ 84,486	$ 276,290	$ 299,358
Straight line rent	(1,110)	(1,090)	(993)	(814)	(584)	(6,522)	(3,481)
Facility rental expense	9,248	9,645	9,717	8,889	8,774	25,155	37,025
Other non-cash adjustments	714	8,614	718	3,011	(2,397)	3,052	9,946
COVID subsidy	-	(143)	-	(28)	-	-	(171)
Consolidated Cash NOI	$ 82,772	$ 83,911	$ 83,430	$ 85,057	$ 90,279	$ 297,975	$ 342,677
Cash NOI attributable to noncontrolling interest [(1)]	(11,804)	(11,464)	(11,673)	(12,148)	(13,439)	(39,084)	(48,724)
Pro-Rata Cash NOI	$ 70,968	$ 72,447	$ 71,757	$ 72,909	$ 76,840	$ 258,891	$ 293,953

(1) All quarters are based upon current quarter's ownership percentage.

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23

Same-Store NOI Reconciliation

(dollars in thousands and Pro-Rata)

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	2022	2023
Integrated Senior Health Campuses							
Cash NOI	$ 32,859	$ 31,886	$ 32,496	$ 33,785	$ 37,431	$ 108,376	$ 135,598
New acquisitions/dispositions/transitions	(10,872)	(11,471)	(10,637)	(11,711)	(12,385)	(29,943)	(46,204)
Same-Store NOI	$ 21,987	$ 20,415	$ 21,859	$ 22,074	$ 25,046	$ 78,433	$ 89,394
Outpatient Medical							
Cash NOI	$ 22,558	$ 22,785	$ 22,685	$ 21,710	$ 20,813	$ 89,807	$ 87,993
New acquisitions/dispositions/transitions	(2,205)	(2,186)	(1,714)	(742)	(1)	(9,028)	(4,643)
Other normalizing adjustments	-	-	-	-	-	(39)	-
Same-Store NOI	$ 20,353	$ 20,599	$ 20,971	$ 20,968	$ 20,812	$ 80,740	$ 83,350
SHOP							
Cash NOI	$ 2,684	$ 4,862	$ 3,918	$ 4,804	$ 6,461	$ 9,358	$ 20,045
New acquisitions/dispositions/transitions	184	(1,189)	497	(765)	(2,336)	3,760	(3,793)
Non-Core Properties	176	95	(29)	61	115	831	242
Other normalizing adjustments	-	(105)	361	331	171	(387)	758
Same-Store NOI	$ 3,044	$ 3,663	$ 4,747	$ 4,431	$ 4,411	$ 13,562	$ 17,252
Triple-Net Leased Properties							
Cash NOI	$ 12,867	$ 12,914	$ 12,658	$ 12,610	$ 12,135	$ 51,350	$ 50,317
Debt security investment	(1,944)	(1,970)	(2,045)	(2,014)	(2,011)	(7,818)	(8,040)
New acquisitions/dispositions/transitions	(1,668)	(1,653)	(1,271)	(1,072)	(545)	(6,542)	(4,541)
Same-Store NOI	$ 9,255	$ 9,291	$ 9,342	$ 9,524	$ 9,579	$ 36,990	$ 37,736
Total							
Cash NOI	$ 70,968	$ 72,447	$ 71,757	$ 72,909	$ 76,840	$ 258,891	$ 293,953
Debt security investment	(1,944)	(1,970)	(2,045)	(2,014)	(2,011)	(7,818)	(8,040)
New acquisitions/dispositions/transitions	(14,561)	(16,499)	(13,125)	(14,290)	(15,267)	(41,753)	(59,181)
Non-Core Properties	176	95	(29)	61	115	831	242
Other normalizing adjustments	-	(105)	361	331	171	(426)	758
Same-Store NOI	$ 54,639	$ 53,968	$ 56,919	$ 56,997	$ 59,848	$ 209,725	$ 227,732

American Healthcare REIT
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Same-Store Revenue Reconciliation (1/2)

(dollars in thousands)

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	2022	2023
Integrated Senior Health Campuses							
GAAP revenue and Grant Income	$ 360,279	$ 361,770	$ 369,237	$ 373,355	$ 384,993	$ 1,279,485	$ 1,489,355
Grant Income	(2,959)	-	(6,381)	(1,064)	(30)	(24,820)	(7,475)
Cash revenue attributable to noncontrolling interest [1]	(92,675)	(93,830)	(94,112)	(96,559)	(99,846)	(325,416)	(384,347)
Cash revenue	$ 264,645	$ 267,940	$ 268,744	$ 275,732	$ 285,117	$ 929,249	$ 1,097,533
Revenue attributable to non-Same-Store properties	(123,135)	(125,501)	(125,949)	(130,103)	(135,193)	(400,298)	(516,746)
Same-Store revenue	$ 141,510	$ 142,439	$ 142,795	$ 145,629	$ 149,924	$ 528,951	$ 580,787
Outpatient Medical							
GAAP revenue	$ 36,919	$ 37,483	$ 36,640	$ 35,688	$ 36,257	$ 148,717	$ 146,068
Straight line rent	(382)	(393)	(327)	(309)	(291)	(3,292)	(1,320)
Other non-cash adjustments	(113)	(119)	(19)	(216)	(2,995)	(469)	(3,349)
Cash revenue attributable to noncontrolling interest [1]	(139)	(148)	(141)	(147)	(156)	(535)	(592)
Cash revenue	$ 36,285	$ 36,823	$ 36,153	$ 35,016	$ 32,815	$ 144,421	$ 140,807
Revenue attributable to non-Same-Store properties	(3,914)	(3,815)	(2,993)	(1,361)	(32)	(15,886)	(8,201)
Other normalizing revenue adjustments	-	-	-	-	-	(104)	-
Same-Store revenue	$ 32,371	$ 33,008	$ 33,160	$ 33,655	$ 32,783	$ 128,431	$ 132,606
SHOP							
GAAP revenue and Grant Income	$ 41,331	$ 46,860	$ 47,766	$ 43,915	$ 48,321	$ 158,346	$ 186,862
Grant Income	-	-	-	-	-	(855)	-
Cash revenue attributable to noncontrolling interest [1]	(409)	(379)	(357)	(280)	(271)	(1,612)	(1,287)
Cash revenue	$ 40,922	$ 46,481	$ 47,409	$ 43,635	$ 48,050	$ 155,879	$ 185,575
Revenue attributable to non-Same-Store properties	(9,212)	(14,079)	(14,581)	(10,905)	(14,059)	(30,983)	(53,624)
Revenue attributable to Non-Core Properties	(285)	(369)	(482)	(533)	(539)	(934)	(1,923)
Other normalizing revenue adjustments	-	(30)	-	-	-	66	(30)
Same-Store revenue	$ 31,425	$ 32,003	$ 32,346	$ 32,197	$ 33,452	$ 124,028	$ 129,998

(1) All quarters are based upon current quarter's ownership percentage.

American Healthcare REIT

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Same-Store Revenue Reconciliation (2/2)

(dollars in thousands)

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	2022	2023
Triple-Net Leased Properties							
GAAP revenue	$ 14,054	$ 6,113	$ 13,928	$ 11,282	$ 13,010	$ 56,627	$ 44,333
Straight line rent	(728)	(697)	(666)	(505)	(293)	(3,230)	(2,161)
Other non-cash adjustments	460	8,468	266	2,893	206	1,820	11,833
Cash revenue attributable to noncontrolling interest [1]	(181)	(182)	(184)	(186)	(186)	(720)	(738)
Cash revenue	$ 13,605	$ 13,702	$ 13,344	$ 13,484	$ 12,737	$ 54,497	$ 53,267
Debt security investment	(1,944)	(1,970)	(2,045)	(2,014)	(2,011)	(7,818)	(8,040)
Revenue attributable to non-Same-Store properties	(1,891)	(1,805)	(1,369)	(1,367)	(572)	(7,251)	(5,113)
Other normalizing revenue adjustments	-	-	-	-	-	(178)	-
Same-Store revenue	$ 9,770	$ 9,927	$ 9,930	$ 10,103	$ 10,154	$ 39,250	$ 40,114
Total							
GAAP revenue and Grant Income	$ 452,583	$ 452,226	$ 467,571	$ 464,240	$ 482,581	$ 1,643,175	$ 1,866,618
Straight line rent	(1,110)	(1,090)	(993)	(814)	(584)	(6,522)	(3,481)
Other non-cash adjustments	347	8,349	247	2,677	(2,789)	1,351	8,484
Grant Income	(2,959)	-	(6,381)	(1,064)	(30)	(25,675)	(7,475)
Cash revenue attributable to noncontrolling interest [1]	(93,404)	(94,539)	(94,794)	(97,172)	(100,459)	(328,283)	(386,964)
Cash revenue	$ 355,457	$ 364,946	$ 365,650	$ 367,867	$ 378,719	$ 1,284,046	$ 1,477,182
Debt security investment	(1,944)	(1,970)	(2,045)	(2,014)	(2,011)	(7,818)	(8,040)
Revenue attributable to non-Same-Store properties	(138,152)	(145,200)	(144,892)	(143,736)	(149,856)	(454,418)	(583,684)
Revenue attributable to Non-Core Properties	(285)	(369)	(482)	(533)	(539)	(934)	(1,923)
Other normalizing revenue adjustments	-	(30)	-	-	-	(216)	(30)
Same-Store revenue	$ 215,076	$ 217,377	$ 218,231	$ 221,584	$ 226,313	$ 820,660	$ 883,505

(1) All quarters are based upon current quarter's ownership percentage.

American Healthcare REIT

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27 2024 Earnings Guidance Reconciliation (1) Amounts presented net of noncontrolling interests' share and AHR's share of unconsolidated entities. The foregoing projections reflect management's view of current and future market conditions. There can be no assurance that the Company's actual results will not differ materially from the estimates set forth above. Except as otherwise required by law, the Company assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments. The Company does not provide guidance for the most comparable GAAP financial measures of total revenues and property operating and maintenance expenses. Additionally, a reconciliation of the forward-looking non-GAAP financial measures of Same Store NOI growth to the comparable GAAP financial measures cannot be provided without unreasonable effort because the Company is unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company's ongoing operations. Such items include, but are not limited to, impairment on depreciated real estate assets, net (gain)/loss on sale of previously depreciated real estate assets, stock-based compensation, casualty loss, non-Same-Store revenues, and non-Same-Store operating expenses. These items are uncertain, depend on various factors, and could have a material impact on the Company's GAAP results for the guidance period. (dollars in millions, except per share) Low High Net income attributable to common stockholders (4.15)$ 3.19$ Depreciation and amortization (1) 147.26 147.26 NAREIT FFO attributable to common stockholders 143.11$ 150.45$ Amortization of other intangible assets/liabities (1) 1.66$ 1.66$ Change in deferred rent(1) (0.42) (0.42) Non-cash impact of changes to equity plan (1) 6.04 6.04 Other adjustments (0.80) (0.80) Normalized FFO attributable to common stockholders 149.58 156.92 NAREIT FFO per common share 1.13$ 1.19$ Normalized FFO per common share 1.18$ 1.24$ Total Portfolio Same-Store NOI Growth 5.00% 7.00% Weighted Avg. Shares Outstanding (in millions) 126.6 126.6

28 • Adjusted EBITDA: Adjusted EBITDA is defined as EBITDA excluding the impact of stock-based compensation expense, acquisition and pursuit costs, gain (loss) on sales of real estate, unrealized foreign currency gain (loss), change in fair value of financial instruments, impairment of real estate assets, lease termination revenue, non- recurring items, and adjusted for non-controlling interest. • Affiliated: means an OM (as defined on the next page) that, as of a specified date, has 25.0% or more of its square footage occupied by at least one healthcare system. • AL: refers to assisted living units. • Annualized Adjusted EBITDA: current period (shown as quarterly) EBITDA multiplied by 4. • Annualized Base Rent or ABR: contractual base rent for the last month of the applicable period multiplied by 12. • Cash NOI: Cash NOI is defined as NOI but excluding the impact of, without duplication, (1) non-cash items such as straight-line rent and the amortization of lease intangibles, (2) third party facility rent payments and (3) other items set forth in the Cash NOI reconciliation included herein. Both Cash NOI and Same-Store NOI include ownership and other adjustments. • EBITDA: EBITDA is a non-GAAP financial measure that is defined as earnings before interest, taxes, depreciation, and amortization. • EBITDAR: Earnings before interest, taxes, depreciation, amortization and facilities rent. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDAR and have not independently verified the information. • EBITDAR Coverage: represents the ratio of EBITDAR to contractual rent for leases or interest and principal payments for loans. EBITDAR Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator/borrower to pay rent and meet other obligations. • EBITDARM: Earnings before interest, taxes, depreciation, amortization, rent and management fees. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDARM and have not independently verified the information. • EBITDARM Coverage: represents the ratio of EBITDARM to contractual rent for leases or interest and principal payments for loans. EBITDARM coverage is a measure of a property’s ability to generate sufficient cash flows for the operator/borrower to pay rent and meet other obligations, assuming that management fees are not paid. • GAAP revenue: revenue recognized in accordance with Generally Accepted Accounting Principles (“GAAP”), which includes straight line rent and other non-cash adjustments. • GLA: gross leasable area. • Grant Income: stimulus funds granted to us through various federal and state government programs, such as the CARES Act, established for eligible healthcare providers to preserve liquidity in response to lost revenues and/or increased healthcare expenses associated with the COVID-19 pandemic; such grants are not loans and, as such, are not required to be repaid, subject to certain conditions. • Hospital: hospital properties typically will include acute care, long term acute care, specialty and rehabilitation hospitals and generally will be leased to single tenants or operators under triple-net lease structures. • IL: refers to independent living units. • Integrated senior health campuses or ISHC: Integrated senior health campuses include a range of senior care, including independent living, assisted living, memory care, skilled nursing services, and certain ancillary businesses. Integrated Senior Health Campuses are predominantly operated utilizing a RIDEA structure. • Maintenance Capex: AHR-invested capital expenditures, whether routine or non-routine (including second generation tenant incentives and leasing commissions), that extend the useful life of a property but are not expected to generate incremental income for the Company. • MC: refers to memory-care units. • NAREIT FFO or FFO: funds from operations attributable to controlling interest is a non-GAAP financial measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT (the “White Paper”). The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of certain real estate assets, gains or losses upon consolidation of a previously held equity interest, and impairment write downs of certain real estate assets and investments, plus depreciation and amortization related to real estate, and after adjustments for unconsolidated partnerships and joint ventures. While impairment charges are excluded from the calculation of FFO as described above, investors are cautioned that impairments are based on estimated future undiscounted cash flows. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. Defined Terms

29 • NAV: Net asset value. • Net Debt: Total long-term debt, excluding operating lease liabilities, less cash and cash equivalents and restricted cash pertaining to debt. • NOI: Net operating income is a non-GAAP financial measure that is defined as net income (loss), computed in accordance with GAAP, generated from properties before general and administrative expenses, business acquisition expenses, depreciation and amortization, interest expense, gain or loss on dispositions, impairment of real estate investments, impairment of goodwill, income or loss from unconsolidated entities, gain on re-measurement of previously held equity interest, foreign currency gain or loss, other income, and income tax benefit or expense. • Non-Core Properties: assets that have been deemed not essential to generating future economic benefit or values to our day-to-day operations and/or are scheduled for closure or to be sold. • Normalized FFO attributable to controlling interest or NFFO: Normalized FFO attributable to controlling interest is defined as FFO further adjusted for the following items included in the determination of GAAP net income (loss): expensed acquisition fees and costs, which we refer to as business acquisition expenses; amounts relating to changes in deferred rent and amortization of above and below-market leases (which are adjusted in order to reflect such payments from a GAAP accrual basis); the non-cash impact of changes to our equity instruments; non-cash or non-recurring income or expense; the noncash effect of income tax benefits or expenses; capitalized interest; impairment of goodwill; amortization of closing costs on debt investments; mark-to-market adjustments included in net income (loss); gains or losses included in net income (loss) from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan; and after adjustments for consolidated and unconsolidated partnerships and joint ventures, with such adjustments calculated to reflect Normalized FFO on the same basis. • Occupancy: OM occupancy represents the percentage of total rentable square feet leased and occupied, including month-to-month leases, as of the date reported. Occupancy for all other property types represents average quarterly operating occupancy based on the most recent quarter of available data. The company uses unaudited, periodic financial information provided solely by tenants to calculate occupancy and has not independently verified the information. Occupancy metrics are reflected at our pro rata share. • OM: Outpatient Medical Buildings. • OP unit: units of limited partnership interest in the Operating Partnership, which are redeemable for cash or, at our election, shares of our common stock on a one-for- one basis, subject to certain adjustments. • Operating Partnership: means American Healthcare REIT Holdings, LP, a Delaware limited partnership, through which we conduct substantially all of our business and of which Continental Merger Sub, LLC, a Delaware limited liability company and our wholly-owned subsidiary, is the sole general partner. • Pro-Rata: As of December 31, 2023, we owned and/or operated our 125 integrated senior health campuses through entities of which we owned 74.1% of the ownership interests and 10 other buildings through entities of which we owned 86.0% to 98.0% of the ownership interests. Because we have a controlling interest in these entities, these entities and the properties these entities own are consolidated in our financial statements in accordance with GAAP. However, while such properties are presented in our financial statements on a consolidated basis, we are only entitled to our pro rata share of the net cash flows generated by such properties. As a result, we have presented certain property information in this supplemental presentation based on our pro rata ownership interest as of the applicable date in properties included in these entities and not on a consolidated basis. In such instances, information is noted as being presented on a “pro-rata share” basis. • Quality Mix: Total number of Medicare, Managed Care, Medicare Advantage and private days of revenue divided by the total number of actual patient days or total revenue for all payor types within Skilled Nursing and Senior Housing beds in the ISHC segment. • Retention: The ratio of total renewed square feet and month-to-month leases retained to the total square feet expiring, excluding the square feet for tenant leases terminated and leases in assets expected to be sold for the trailing 12-months. • RevPOR: Revenue per occupied room. RevPOR is calculated as total revenue generated by occupied rooms divided by the number of occupied rooms. • RIDEA: used to describe properties within the portfolio that utilize the RIDEA structure as described in “RIDEA structure”. Defined Terms

30 • RIDEA structure: a structure permitted by the REIT Investment Diversification and Empowerment Act of 2007, pursuant to which we lease certain healthcare real estate properties to a wholly-owned TRS, which in turn contracts with an EIK to operate such properties for a fee. Under this structure, the EIK receives management fees, and the TRS receives revenue from the operation of the healthcare real estate properties and retains, as profit, any revenue remaining after payment of expenses (including intercompany rent paid to us and any taxes at the TRS level) necessary to operate the property. Through the RIDEA structure, in addition to receiving rental revenue from the TRS, we retain any after-tax profit from the operation of the healthcare real estate properties and benefit from any improved operational performance while bearing the risk of any decline in operating performance at the properties. • Same-Store or SS: Properties owned and consolidated the full period in both comparison periods and that are not otherwise excluded. Properties are excluded from same-store if they are: (1) sold, classified as held for sale or properties whose operations were classified as discontinued operations in accordance with GAAP; (2) impacted by materially disruptive events such as flood or fire for an extensive period of time; or (3) and properties that are scheduled to undergo major expansions/renovation, business model transitions, or have transitioned business models after the start of the prior comparison period. • Same-Store NOI or SS NOI: is defined as Cash NOI for our Same-Store properties. Same-Store NOI is used to evaluate the operating performance of our properties using a consistent population which controls for changes in the composition of our portfolio. Both Cash NOI and Same-Store NOI include ownership and other adjustments. • Senior Housing-Leased: Senior housing facilities cater to different segments of the elderly population based upon their personal needs, and include assisted living, memory care, and independent living. Residents of assisted living facilities typically require limited medical care and need assistance with eating, bathing, dressing, and/or medication management and those services can be provided by staff at the facility. Resident programs offered at such facilities may include transportation, social activities, and exercise and fitness programs. Our Senior Housing-Leased properties are triple-net leased. • SHOP: senior housing operating properties. • SNFs: skilled nursing facilities. • SOFR: The Secured Overnight Financing Rate (SOFR) is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. SOFR as it relates to the Company is used as the benchmark rate for its floating-rate debt obligations. • Square Feet or Sq. Ft.: Net rentable square feet calculated utilizing Building Owners and Managers Association measurement standards. • Total Debt: The principal balances of the Company’s revolving credit facility, term loans, and secured indebtedness as reported in the Company’s consolidated financial statements. • Trilogy: Trilogy Investors, LLC, one of our consolidated joint ventures, in which we indirectly owned a 74.1% interest as of December 31, 2023. • Triple-net leased: a lease where the tenant is responsible for making rent payments, maintaining the leased property and paying property taxes and other expenses. • Yield on cost: annualized in-place Cash NOI or EBITDAR divided by the aggregate investment cost and any debt being assumed. Defined Terms